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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 5, 1997



                        PERSONNEL GROUP OF AMERICA, INC.
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             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     001-13956                 56-1930691
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                          6302 Fairview Road, Suite 201
                         Charlotte, North Carolina 28210
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 442-5100
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)





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Item 5.  Other Events.

         Personnel Group of America, Inc. issued a press release on June 5, 1997 (a copy of which is attached as Exhibit 99.1), the contents of which are incorporated herein by reference.

Item 7.  Exhibits.

         The following exhibit is filed as part of this report.

         Exhibit 99.1 -- Press release dated June 5, 1997


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 1997

                                     PERSONNEL GROUP OF AMERICA, INC.


                                     By:  /s/ KEN R. BRAMLETT, JR.
                                          ---------------------------------
                                          Ken R. Bramlett, Jr.
                                          Senior Vice President and
                                          General Counsel




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